UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2020

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39529	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value	BNL	New York Stock Exchange
Class A Common Stock, $0.00025 par value[1]	BNL	New York Stock Exchange

1 Each share of Class A Common Stock will automatically convert to one share of Common Stock on March 20, 2021, the date that is 180 days after the completion of the initial public offering of the Class A Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01        Entry into Material Definitive Agreement

On September 21, 2020, Broadstone Net Lease, Inc. (the “Company”) closed its initial public offering (“IPO”) of 33,500,000 shares of the Company’s Class A common stock, $0.00025 par value per share (the “Class A Common Stock”) pursuant to the Company’s registration statement on Form S-11 (File No. 333-240381), as amended (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the IPO, the Company entered into the following agreements:

•

Underwriting Agreement, dated September 16, 2020, by and among the Company, Broadstone Net Lease, LLC (the “Operating Company”), J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, BMO Capital Markets Corp., and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”);

•

Second Amended and Restated Operating Agreement of Broadstone Net Lease, LLC, dated September 21, 2020, between the Company, as managing member of the Operating Company, and the non-managing members of the Operating Company (the “OP Agreement”);

•

Amendment No. 1 to Term Loan Agreement, dated September 21, 2020, by and among the Company, the Operating Company as Borrower, the Lenders party thereto, and JPMorgan Chase Bank N.A. (the “JPM Amendment”);

•

Second Amendment to Term Loan Agreement, dated September 21, 2020, by and among the Company, the Operating Company as Borrower, the Lenders party thereto, and Capital One, National Association (the “CONA Amendment”); and

•

Third Amendment to Revolving Credit and Term Loan Agreement, dated September 21, 2020, by and among the Company, the Operating Company as Borrower, the lenders party thereto, and Manufacturers and Traders Trust Company, as Administrative Agent (the “M&T Amendment”).

Forms of the Underwriting Agreement and the OP Agreement were previously filed as exhibits to the Registration Statement and the executed agreements are filed as exhibits to this Form 8-K.  The terms of each of these executed agreements are substantially the same as the terms set forth in the forms of these agreements filed as exhibits to the Registration Statement and as described therein.

Credit Facility Amendments

As previously disclosed, the Company previously entered into the following agreements:

•

Term Loan Agreement, dated as of February 7, 2020, by and among the Company, the Operating Company as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “JPM Term Loan Agreement”);

•

Term Loan Agreement, dated as of February 27, 2019, by and among the Company, the Operating Company as borrower, Capital One, National Association, as administrative agent, the lenders party thereto, and the other financial institutions a party thereto entered (the “CONA Term Loan Agreement”); and

•

Revolving Credit and Term Loan Agreement, dated June 23, 2017, by and among the Company, the Operating Company as borrower, Manufacturers and Traders Trust Company, as administrative agent (“M&T”), and the lenders party thereto (as amended on November 20, 2017 and February 23, 2019, the “M&T Term Loan Agreement”).

On September 21, 2020: (i) the Company, the Operating Company, and other parties to the JPM Term Loan Agreement entered into the JPM Amendment; (ii) the Company, the Operating Company, and other parties to the CONA Term Loan Agreement entered into the CONA Amendment; and (iii) the Company, the Operating Company, and other parties to the M&T Term Loan Agreement entered into the M&T Amendment. The JPM Amendment, CONA Amendment and M&T Amendment are collectively referred to herein as the “Credit Facility Amendments”

With respect to their respective term loan agreements, the Credit Facility Amendments: (x) lowered the capitalization rate used to calculate “Total Market Value” from 7.50% to 7.00%, and (y) revised certain defined terms.  Additionally, the Credit Facility Amendments included amendments to conform certain provisions of their respective term loan agreements to the terms of the Company’s previously announced Revolving Credit Agreement, dated September 4, 2020, by and among the Company, the Operating Company as borrower, JPMorgan Chase Bank, N.A., and the other parties thereto (the “JPM Revolving Credit Facility”).

In addition to the provisions summarized above, the CONA Amendment included provisions that provided a benchmark replacement for LIBOR, if needed.  Finally, the M&T Amendment terminated and removed the revolving commitments in the M&T Term Loan Agreement because such revolving credit facility was paid off on September 21, 2020.

Except as expressly amended pursuant to the Credit Facility Amendments, the terms and conditions of each of the JPM Term Loan Agreement, the CONA Term Loan Agreement, and the M&T Agreement remain in full force and effect.

The foregoing descriptions of the Underwriting Agreement and the OP Agreement, and the summary of the terms of such agreements in the Registration Statement, are qualified in their entirety by reference to the full text of the Underwriting Agreement and the OP Agreement, which are filed as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summaries of the JPM Amendment, CONA Amendment and M&T Amendment are qualified in their entirety by reference to the full text of the JPM Amendment, CONA Amendment and M&T Amendment, which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03        Creation of Direct Financial Obligation

The disclosure included in Item 1.01 above is incorporated herein by reference. Additionally, on September 21, 2020, the Company satisfied all closing conditions in connection with the Company’s previously announced JPM Revolving Credit Facility. As of the same date, there was $0 million in outstanding borrowings under the JPM Revolving Credit Facility. The disclosure set forth under Item 1.01 of the Current Report on Form 8-K filed by the Company on September 11, 2020 is incorporated by reference into this Item 2.03.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement
10.1	Second Amended and Restated Limited Liability Company Agreement of Broadstone Net Lease, LLC
10.2	Amendment No. 1 to Term Loan Agreement, dated September 21, 2020, by and among Broadstone Net Lease, LLC, Broadstone Net Lease, Inc., JPMorgan Chase Bank, N.A., and the other lenders party thereto
10.3

Second Amendment to Capital One Term Loan Agreement, dated as of September 21, 2020, by and among Broadstone Net Lease, Inc., Broadstone Net Lease, Capital One, National Association, as administrative agent, and the lenders party thereto

10.4

Third Amendment to Revolving Credit and Term Loan Agreement, dated as of September 21, 2020, by and among Broadstone Net Lease, Inc., Broadstone Net Lease, LLC, Manufacturers and Traders Trust Company, as administrative agent, and the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

/s/ John D. Moragne
Name: John D. Moragne Title: Executive Vice President, Chief Operating Officer and Secretary

Date: September 21, 2020